EXHIBIT 10.1

EXECUTION COPY

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of May 16, 2024, is among WESTERN MIDSTREAM OPERATING, LP, a limited partnership organized under the laws of the State of Delaware, as the Borrower, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, and the Lenders party hereto.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Revolving Credit Agreement dated as of April 6, 2023 (the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower.
B.    The Borrower has requested, and the Lenders party hereto have agreed, to extend the Maturity Date applicable to such Lenders as set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Amendment refer to articles and sections of the Credit Agreement.
Section 2.Amendments to Existing Credit Agreement.
(a)Revised Definitions. The following definitions in Section 1.01 are hereby deleted and replaced in their entirety to read as follows:
“Agreement” —this Fourth Amended and Restated Revolving Credit Agreement, as amended by the First Amendment and as the same may from time to time be further amended, modified, supplemented or restated.
(b)New Definitions. The following definition is hereby added to Section 1.01 where alphabetically appropriate to read as follows:
“First Amendment” — the First Amendment to Fourth Amended and Restated Revolving Credit Agreement dated as of May 16, 2024 among the Borrower, the Administrative Agent and the Lenders party thereto.
(c)Lender Maturity Dates. Annex I to the Existing Credit Agreement is hereby amended as set forth on Annex I attached hereto to reflect each Lender's Maturity Date after giving effect to the Extension (as defined in Section 3 below).

Section 3.Extension of Maturity Date. With respect to the Borrower’s request pursuant to Section 2.24 of the Existing Credit Agreement to extend the Maturity Date applicable to each Lender for one additional year from the existing Maturity Date (the “Extension”), subject to the satisfaction of the conditions precedent set forth in Section 4 (and the conditions set forth in Section 2.24(c) of the Credit Agreement as of the effective date of such Extension), the Maturity Date applicable to each Lender party hereto is hereby extended one year from April 6, 2028 to April 6, 2029. The Borrower hereby acknowledges and agrees that (i) pursuant to Section 2.24(a), the Borrower may make not more than two requests during the term of the Credit Agreement for a one-year extension of the Maturity Date, (ii) the Borrower’s request for the Extension is the Borrower’s first such request under Section 2.24 and (iii) the Borrower has one remaining request under Section 2.24 of the Credit Agreement. The parties hereto hereby agree that with respect to the Extension, the certification by the Borrower required by Section 2.24(c)(iii)(B) of the Credit Agreement is hereby satisfied by the Borrower’s execution and delivery of this Amendment.
Section 4.Conditions Precedent. This Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02) (the “Amendment Effective Date”):
(a)The Administrative Agent shall have received from the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Persons.
(b)The Administrative Agent and the Lenders shall have received all extension and other fees and other amounts due and payable on the Amendment Effective Date, including, to the extent invoiced at least one Business Day prior to the Amendment Effective Date (unless the Borrower otherwise consents), reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 10.03.
(c)(i) The representations and warranties contained in each Loan Document shall be true and accurate in all material respects (unless qualified by materiality or Material Adverse Change, in which case such representation and warranty shall be true and accurate in all respects) on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, and except that for purposes hereof, the representations and warranties contained in Section 3.01(f) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 4.01(a) and (b) thereof) and (ii) no Default or Event of Default shall have occurred and be continuing, both immediately prior and after giving effect to the terms of this Amendment.
(d)The Administrative Agent shall have received (i) copies of corporate resolutions certified by the Secretary or Assistant Secretary of the General Partner, or such other evidence as may be satisfactory to the Administrative Agent, demonstrating that the Borrower’s incurrence of indebtedness under the Credit Agreement with a Maturity Date as extended pursuant to Section 3 hereof has been duly authorized by all necessary corporate action and (ii) such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
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The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date and such notice shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.Miscellaneous.
(a)Confirmation. The provisions of the Credit Agreement shall remain in full force and effect following the effectiveness of this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
(b)Ratification and Affirmation; Representations and Warranties. The Borrower hereby (i) ratifies and affirms its respective obligations under, and acknowledges, renews and extends its respective continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, and (ii) represents and warrants to the Lenders that, as of the date hereof, both immediately before and after giving effect hereto and the Extension: (A) the representations and warranties contained in each Loan Document are true and accurate in all material respects (unless qualified by materiality or Material Adverse Change, in which case such representation and warranty is true and accurate in all respects) on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, and except that for purposes hereof, the representations and warranties contained in Section 3.01(f) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 4.01(a) and (b) thereof), (B) no event has occurred and is continuing or would result from the execution, delivery and effectiveness of this Amendment and such Extension which constitutes an Event of Default or a Default and (C) no Material Adverse Change has occurred.
(c)Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart hereof.
(d)No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
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(e)GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURES BEGIN NEXT PAGE]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	WESTERN MIDSTREAM OPERATING, LP

	By:	Western Midstream Operating GP, LLC, its general partner

	By:	/s/ Scott M. Peterson
	Name:	Scott M. Peterson
	Title:	Vice President and Treasurer
[Signature Page – First Amendment to Fourth Amended and Restated Revolving Credit Agreement]

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

	By:	/s/ Borden Tennant
	Name:	Borden Tennant
	Title:	Executive Director
[Signature Page – First Amendment to Fourth Amended and Restated Revolving Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Anvar Musayev
Name:	Anvar Musayev
Title:	Vice President
[Signature Page – First Amendment to Fourth Amended and Restated Revolving Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director
[Signature Page – First Amendment to Fourth Amended and Restated Revolving Credit Agreement]

CITIBANK N.A., as a Lender

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

[Signature Page – First Amendment to Fourth Amended and Restated Revolving Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

[Signature Page – First Amendment to Fourth Amended and Restated Revolving Credit Agreement]

MUFG BANK, LTD., as a Lender

By:	/s/ Christopher Facenda
Name:	Christopher Facenda
Title:	Authorized Signatory

[Signature Page – First Amendment to Fourth Amended and Restated Revolving Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Luke Fernie
Name:	Luke Fernie
Title:	Vice President
[Signature Page – First Amendment to Fourth Amended and Restated Revolving Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Jonathan Schwartz
Name:	Jonathan Schwartz
Title:	Authorized Signatory
[Signature Page – First Amendment to Fourth Amended and Restated Revolving Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ajay Prakash
Name:	Ajay Prakash
Title:	Director
[Signature Page – First Amendment to Fourth Amended and Restated Revolving Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Mary Harold
Name:	Mary Harold
Title:	Executive Director
[Signature Page – First Amendment to Fourth Amended and Restated Revolving Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Marko Lukin
Name:	Marko Lukin
Title:	Vice President

By:	/s/ Alison Lugo
Name:	Alison Lugo
Title:	Vice President
[Signature Page – First Amendment to Fourth Amended and Restated Revolving Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory
[Signature Page – First Amendment to Fourth Amended and Restated Revolving Credit Agreement]

TRUIST BANK, as a Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Director
[Signature Page – First Amendment to Fourth Amended and Restated Revolving Credit Agreement]

COMERICA BANK, as a Lender

By:	/s/ Robert Kret
Name:	Robert Kret
Title:	Senior Vice President
[Signature Page – First Amendment to Fourth Amended and Restated Revolving Credit Agreement]

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ John Moffitt
Name:	John Moffitt
Title:	Senior Vice President
[Signature Page – First Amendment to Fourth Amended and Restated Revolving Credit Agreement]

ANNEX I
LIST OF COMMITMENTS

Lenders	Initial Amount of Commitment	Applicable Percentage	Maturity Date
Wells Fargo Bank, National Association	$148,000,000	7.40%	April 6, 2029
PNC Bank, National Association	$148,000,000	7.40%	April 6, 2029
Barclays Bank PLC	$148,000,000	7.40%	April 6, 2029
Citibank, N.A.	$148,000,000	7.40%	April 6, 2029
Mizuho Bank, Ltd.	$148,000,000	7.40%	April 6, 2029
MUFG Bank, Ltd.	$148,000,000	7.40%	April 6, 2029
U.S. Bank National Association	$148,000,000	7.40%	April 6, 2029
The Toronto-Dominion Bank, New York Branch	$148,000,000	7.40%	April 6, 2029
Bank of America, N.A.	$148,000,000	7.40%	April 6, 2029
Sumitomo Mitsui Banking Corporation	$148,000,000	7.40%	April 6, 2029
Deutsche Bank AG New York Branch	$100,000,000	5.00%	April 6, 2029
Royal Bank of Canada	$100,000,000	5.00%	April 6, 2029
The Bank of Nova Scotia, Houston Branch	$100,000,000	5.00%	April 6, 2028
Truist Bank	$100,000,000	5.00%	April 6, 2029
Comerica Bank	$50,000,000	2.50%	April 6, 2029
Zions Bancorporation, N.A. dba Amegy Bank	$50,000,000	2.50%	April 6, 2029
Stifel Bank & Trust	$20,000,000	1.00%	April 6, 2028
Total	$2,000,000,000.00	100%

Annex I
List of Commitments